Exhibit 10.13.9+

AMENDMENT NO. 8 TO SPRINT MASTER APPLICATION AND SERVICES AGREEMENT
This Amendment No. 8 (“Amendment No. 8”) to the Sprint Master Application and Services Agreement (“Agreement”) effective April 15, 2013 (“Amendment No. 8 Effective Date”) is between Sprint United Management Company (“Sprint”), and Telenav, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.
The parties entered into Amendment No. 1 effective July 1, 2009.
The parties entered into Amendment No. 2 effective December 16, 2009.
The parties entered into an Addendum dated March 12, 2010.
The parties entered into Amendment No. 3 effective September 1, 2010.
The parties entered into Amendment No. 4 effective March 29, 2012.
The parties entered into Amendment No. 5 effective July 1, 2012.
The parties entered into Amendment No. 6 effective January 18, 2013
The parties entered into Amendment No. 7 effective April 8, 2013

On April 15, 2013, Sprint and Supplier entered into a Wireless Data and Application Agreement with the purpose of creating a new agreement to govern the parties’ rights and obligations regarding several of the Supplier’s enterprise applications currently governed by the Agreement.

On March 12, 2013, Supplier entered into an asset Purchase Agreement with Fleetcor Technologies Operating Company, LLC and on April 12, 2013 Sprint and Supplier agreed to the assignment of the Wireless Data and Application Agreement to Fleetcor Technology Operating Company LLC.

The parties now agree to modify the Agreement to remove the enterprise applications from the Agreement as set forth in this Amendment No. 8

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The parties agree as follows:

II.	Amendment

A.	The Agreement is amended by deleting all references to the Applications listed in the table below and marked as: deleted the in the “Status” column.

Application No	Applications Name	Status
1	TeleNavTrack Lite	Deleted
2	TeleNavTrack Basic	Deleted
	TeleNavTrack Plus	Deleted
	TeleNavTrack Enhanced	Deleted
	TeleNavTrack Premium	Deleted
	TeleNav Track Standard	Deleted
3	TeleNav Limited Routes - All Devices Except Blackberry (per month/per user)	Effective
	TeleNav Unlimited Routes- All Devices Except Blackberry (per month/per user)	Effective
	TeleNav Limited Routes- for the Blackberry (per month/per user)	Effective
	TeleNav Unlimited Routes- for the Blackberry (per month/per user)	Effective
4	Fleet	Deleted
5*	Application 5a – Telenav Lite.*	Effective
	Application 5(c). Standard*	Effective
	Application 5 Premium Services*	Effective
	Application 5, Product 5d, Sprint Navigation or TeleNav Basic*	Effective
6	[*****]	Deleted
6	[*****]	Deleted
7	TeleNav Vehicle Manager –Standard	Deleted
7	[*****]	Deleted
8	[*****]	Deleted
9	[*****]	Deleted
	Asset Tracker	Deleted
10	Vehicle Tracker	Deleted
11	[*****]	Deleted
12	[*****]	Deleted
13	[*****]	Deleted
14	[*****]	Deleted
15	TeleNav Asset/Vehicle Tracker ([*****])	Deleted
15	TeleNav Asset/Vehicle Tracker ([*****])	Deleted
16	Scout for Apps (( HTLM 5 browser based services)	Effective
17	[*****]	Deleted
18	[*****]	Deleted
19	[*****]	Deleted
*For clarity application 5 includes [*****].

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

III.	General

A.	Other than as set forth above, the Agreement remains unchanged and in full force and effect.

B.	If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Amendment No. 8, this Amendment No. 8 will control unless otherwise stated in this Amendment No. 8.
This Amendment No. 8 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT/UNITED MANAGEMENT COMPANY By:___/s/ Esmeralda Phillips______________ Name:__Esmeralda Phillips______________ Title:_Sourcing Manager_________________ Date:_June 17, 2013____________________	TELENAV, INC. By:_/s/ Michael Strambi_________________ Name:_Michael Strambi_________________ Title:_Chief Financial Officer_____________ Date:__June 19, 2013___________________

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.